Exhibit 99.2

4051

FIRST QUARTER
2013

SUPPLEMENTAL REPORTING PACKAGE

DCT INDUSTRIAL

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and includes statements regarding our anticipated yields. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•

national, international, regional and local economic conditions, including, in particular, the impact of the strength of the United States economic recovery and the potential impact of the financial crisis in Europe;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions, dispositions and developments;

•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

First Quarter 2013 Supplemental Reporting Package	Page 1

Quarterly Highlights

Top 10 Markets(3)(4)

Consolidated Operating

Market	ABR (thousands]	Occupancy Q1 2013	Occupancy Q1 2012	Change
Southern California	$27,991	98.3%	99.2%	-0.9%
Houston	17,520	94.9%	97.1%	-2.2%
Northern California	17,498	97.7%	95.7%	2.0%
Dallas	17,176	94.6%	84.3%	10.3%
Atlanta	17,006	86.3%	91.3%	-5.0%
Chicago	15,858	96.7%	98.7%	-2.0%
Cincinnati	12,621	91.6%	84.9%	6.7%
Baltimore/Washington, D.C.	11,100	92.0%	88.4%	3.6%
New Jersey	8,537	94.8%	78.3%	16.5%
Memphis	8,014	77.4%	91.3%	-13.9%

Total/Weighted Average	$153,321	92.2%	91.4%	0.8%

(1)	Prior period amounts are as previously reported. Same Store NOI excludes lease termination fees.
(2)	Includes consolidated property acquisitions and dispositions.
(3)	Based on annualized base rent as of March 31, 2013. Occupancy is as of period end.
(4)	Excludes properties held for sale of a March 31, 2013.

First Quarter 2013 Supplemental Reporting Package	Page 2

Consolidated Statements of Operations

(unaudited, amounts in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012
REVENUES:
Rental revenues	$72,396	$61,416
Institutional capital management and other fees	812	1,055

Total revenues	73,208	62,471

OPERATING EXPENSES:
Rental expenses	8,864	7,578
Real estate taxes	11,079	9,625
Real estate related depreciation and amortization	32,615	29,602
General and administrative	6,420	5,784
Casualty gains	(59)	(83)

Total operating expenses	58,919	52,506

Operating income	14,289	9,965
OTHER INCOME AND EXPENSE:
Development profits	268	—
Equity in earnings (loss) of unconsolidated joint ventures, net	391	(854)
Interest expense	(16,860)	(16,930)
Interest and other income (expense)	162	197
Income tax benefit (expense) and other taxes	(109)	(268)

Loss from continuing operations	(1,859)	(7,890)
Discontinued operations:
Operating income and other expenses	618	1,039
Gain on dispositions of real estate interests from discontinued operations	2,877	21

Income from discontinued operations	3,495	1,060

Consolidated net income (loss) of DCT Industrial Trust Inc.	1,636	(6,830)
Net (income) loss attributable to noncontrolling interests	(357)	826

Net income (loss) attributable to common stockholders	1,279	(6,004)

Distributed and undistributed earnings allocated to participating securities	(173)	(128)

Adjusted net income (loss) attributable to common stockholders	$1,106	$(6,132)

EARNINGS PER COMMON SHARE – BASIC AND DILUTED:
Loss from continuing operations	$(0.01)	$(0.03)
Income from discontinued operations	0.01	0.00

Net income (loss) attributable to common stockholders	$0.00	$(0.03)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	281,063	246,367

First Quarter 2013 Supplemental Reporting Package	Page 3

Consolidated Balance Sheets

(amounts in thousands)

	March 31, 2013	December 31, 2012
	(unaudited)
ASSETS:
Operating properties	$3,262,795	$3,209,024
Properties under development	77,432	80,008
Properties under redevelopment	16,440	14,699
Properties in pre-development including land held	80,585	81,796

Total investment in properties	3,437,252	3,385,527
Less accumulated depreciation and amortization	(631,986)	(605,888)

Net investment in properties	2,805,266	2,779,639
Investments in and advances to unconsolidated joint ventures	129,415	130,974

Net investment in real estate	2,934,681	2,910,613
Cash and cash equivalents	19,498	12,696
Restricted cash	5,085	10,076
Deferred loan costs, net	9,313	6,838
Straight-line rent and other receivables, net	51,493	51,179
Other assets, net	12,672	12,945
Assets held for sale	11,350	52,852

Total assets	$3,044,092	$3,057,199

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$49,571	$57,501
Distributions payable	21,637	21,129
Tenant prepaids and security deposits	22,288	24,395
Other liabilities	5,322	7,213
Intangible lease liability, net	19,795	20,148
Line of credit	50,000	110,000
Senior unsecured notes	1,075,000	1,025,000
Mortgage notes	317,704	317,314
Liabilities related to assets held for sale	400	940

Total liabilities	1,561,717	1,583,640
Total stockholders’ equity	1,341,209	1,329,064
Noncontrolling interests	141,166	144,495

Total liabilities and equity	$3,044,092	$3,057,199

First Quarter 2013 Supplemental Reporting Package	Page 4

Funds from Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended March 31,
	2013	2012
Reconciliation of net income (loss) attributable to common stockholders to FFO:
Net income (loss) attributable to common stockholders	$1,279	$(6,004)
Adjustments:
Real estate related depreciation and amortization	32,690	32,166
Equity in (earnings) loss of unconsolidated joint ventures, net	(391)	854
Equity in FFO of unconsolidated joint ventures	2,353	2,834
Gain on dispositions of real estate interests	(2,877)	(88)
Noncontrolling interest in the above adjustments	(2,323)	(3,744)
FFO attributable to unitholders	2,217	2,709

FFO basic and diluted	32,948	28,727

FFO attributable to common stockholders and unitholders(1):
Adjustments:
Acquisition costs(2)	377	237

FFO, as adjusted, attributable to common stockholders and unitholders – basic and diluted	$33,325	$28,964

FFO per common share and unit — basic and diluted	$0.11	$0.10

FFO, as adjusted, per common share and unit — basic and diluted	$0.11	$0.11

FFO weighted average common shares and units outstanding:
Common shares for earnings per share — basic	281,063	246,367
Participating securities	2,250	1,580
Units	20,283	25,731

FFO weighted average common shares, participating securities and units outstanding – basic	303,596	273,678
Dilutive common stock equivalents	813	584

FFO weighted average common shares, participating securities and units outstanding – diluted	304,409	274,262

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).
(2)	Excluding amounts attributable to noncontrolling interests.

First Quarter 2013 Supplemental Reporting Package	Page 5

Selected Financial Data

(unaudited, amounts in thousands)

	Three Months Ended March 31,
	2013	2012
NET OPERATING INCOME:(1)
Rental revenues	$72,396	$61,416
Rental expenses and real estate taxes	(19,943)	(17,203)

Net operating income(2)	$52,453	$44,213

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	60,250	58,227
Average occupancy	90.8%	90.1%
Occupancy as of period end	91.3%	90.1%
CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	59,165	58,071
Average occupancy	92.5%	90.2%
Occupancy as of period end	92.7%	90.1%
SAME STORE PROPERTIES:(4)
Square feet as of period end	53,820	53,820
Average occupancy	92.1%	90.0%
Occupancy as of period end	92.3%	90.0%
Rental revenues	$64,741	$61,688
Rental expenses and real estate taxes	(17,906)	(17,231)

Same store net operating income	46,835	44,457
Less: revenue from lease terminations	(115)	(105)

Net operating income (excluding revenue from lease terminations)	46,720	44,352

Less: straight-line rents, net of related bad debt expense	(745)	(1,849)
Less: amortization of below market rents, net	(282)	(183)

Cash net operating income (excluding revenue from lease terminations)	$45,693	$42,320

Net operating income growth (excluding revenue from lease terminations)	5.3%	—
Cash net operating income growth (excluding revenue from lease terminations)	8.0%	—
SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents-increase to revenue, net of related bad debt expense(3)	$1,537	$1,947
Straight-line rent receivable (balance sheet)(3)	$40,418	$37,240
Net amortization of below market rents – increase to revenue(3)	$399	$204
Capitalized interest	$2,044	$693
Noncash interest expense(3)	$1,046	$533
Stock-based compensation amortization	$1,072	$980
Revenue from lease terminations(3)	$115	$105
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$171	$116
CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development, redevelopment and acquisition capital improvements	$23,244	$4,999
Building and land improvements	927	1,093
Tenant improvements and leasing costs	6,043	5,030

Total capital expenditures	$30,214	$11,122

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to loss from continuing operations in Definitions.
(3)	Includes discontinued operations.
(4)	See the Definitions for same store properties.

First Quarter 2013 Supplemental Reporting Package	Page 6

Property Overview

As of March 31, 2013

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percent of Total Annualized Base Rent
			(in thousands)			(in thousands)
CONSOLIDATED OPERATING:
Atlanta	39	100.0%	6,063	10.1%	86.3%	$17,006		7.8%
Baltimore/Washington D.C.	19	100.0%	2,236	3.7%	92.0%	11,100		5.1%
Chicago	25	100.0%	4,655	7.7%	96.7%	15,858		7.2%
Cincinnati	32	100.0%	4,492	7.5%	91.6%	12,621		5.8%
Columbus	12	100.0%	3,480	5.8%	87.6%	7,320		3.3%
Dallas	47	100.0%	5,294	8.8%	94.6%	17,176		7.8%
Denver	2	100.0%	278	0.5%	100.0%	1,289		0.6%
Houston	42	100.0%	3,198	5.3%	94.9%	17,520		8.0%
Indianapolis	7	100.0%	2,299	3.8%	95.3%	6,662		3.0%
Louisville	3	100.0%	1,109	1.8%	99.2%	3,585		1.6%
Memphis	9	100.0%	4,112	6.8%	79.6%	9,210		4.2%
Mexico	15	100.0%	1,653	2.7%	100.0%	7,119		3.2%
Miami	7	100.0%	817	1.4%	97.6%	6,508		3.0%
Nashville	4	100.0%	1,838	3.1%	89.2%	4,216		1.9%
New Jersey	12	100.0%	1,619	2.7%	94.8%	8,537		3.9%
Northern California	26	100.0%	3,128	5.2%	97.7%	17,498		8.0%
Orlando	20	100.0%	1,864	3.1%	86.2%	6,076		2.8%
Phoenix	14	100.0%	1,717	2.8%	95.5%	5,404		2.5%
Pennsylvania	9	100.0%	1,553	2.6%	92.0%	5,712		2.6%
San Antonio	13	100.0%	1,176	2.0%	97.3%	3,280		1.5%
Seattle	10	100.0%	1,534	2.4%	100.0%	7,596		3.4%
Southern California	39	91.6%	5,050	8.4%	98.3%	27,991		12.8%

Total/weighted average—operating properties	406	99.3%	59,165	98.2%	92.7%	219,284		100.0%

REDEVELOPMENT PROPERTIES:
Chicago	1	100.0%	105	0.2%	0.0%	—		0.0%
New Jersey	1	100.0%	107	0.2%	0.0%	—		0.0%
Phoenix	1	100.0%	75	0.1%	0.0%	—		0.0%
Seattle	1	100.0%	26	0.0%	0.0%	—		0.0%

Total/weighted average – redevelopment properties	4	100.0%	313	0.5%	0.0%	—		0.0%

DEVELOPMENT PROPERTIES:
Chicago	1	100.0%	604	1.0%	0.0%	—		0.0%
Miami	1	100.0%	168	0.3%	89.5%	—		0.0%

Total/weighted average – development properties	2	100.0%	772	1.3%	19.4%	—		0.0%

Total/weighted average—consolidated properties	412	99.3%	60,250	100.0%	91.3%	$219,284	(3)	100.0%

See footnotes on next page.	Continued on next page

First Quarter 2013 Supplemental Reporting Package	Page 7

Property Overview

(continued)

As of March 31, 2013

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percent of Total Annualized Base Rent
			(in thousands)			(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES:
IDI (Chicago, Nashville, Savannah)	3	50.0%	1,423	10.0%	44.8%	$1,630	3.9%
Southern California Logistics Airport(4)	6	50.0%	2,161	15.2%	98.8%	7,815	18.7%

Total/weighted average—unconsolidated operating properties	9	50.0%	3,584	25.2%	77.4%	9,445	22.7%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Atlanta	2	3.6%	616	4.3%	100.0%	2,128	5.1%
Charlotte	1	3.6%	472	3.3%	100.0%	1,604	3.8%
Chicago	3	17.5%	1,222	8.6%	74.8%	3,525	8.4%
Cincinnati	3	13.6%	892	6.3%	92.6%	2,751	6.6%
Columbus	2	5.7%	451	3.2%	100.0%	1,326	3.2%
Dallas	3	15.3%	1,186	8.3%	69.6%	2,525	6.0%
Denver	5	20.0%	772	5.4%	92.8%	3,523	8.4%
Indianapolis	1	11.4%	475	3.3%	84.2%	1,560	3.7%
Louisville	4	10.0%	735	5.2%	100.0%	2,281	5.5%
Minneapolis	3	3.6%	472	3.3%	100.0%	1,327	3.2%
Nashville	2	20.0%	1,020	7.2%	100.0%	2,693	6.4%
New Jersey	1	3.6%	129	0.9%	93.8%	388	0.9%
Northern California	1	3.6%	396	2.8%	100.0%	1,236	3.0%
Orlando	2	20.0%	696	4.9%	100.0%	3,211	7.7%
Pennsylvania	3	7.1%	1,110	7.8%	55.0%	2,244	5.4%

Total/weighted average—co-investment operating properties	36	12.4%	10,644	74.8%	86.7%	32,322	77.3%

Total/weighted average—unconsolidated properties	45	21.9%	14,228	100.0%	84.4%	$41,767	100.0%

SUMMARY:
Total/weighted average—operating properties	451	84.3%	73,393	98.6%	91.1%	$261,051	100.0%
Total/weighted average—redevelopment properties	4	100.0%	313	0.4%	0.0%	—	0.0%
Total/weighted average—development properties	2	100.0%	772	1.0%	19.4%	—	0.0%

Total/weighted average—all properties	457	84.5%	74,478	100.0%	89.9%	$261,051	100.0%

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases and decreases.
(3)	Excludes total annualized base rent associated with tenants currently in free rent periods of $7.6 million based on the first month’s cash base rent.
(4)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

First Quarter 2013 Supplemental Reporting Package	Page 8

Consolidated Leasing Summary

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)				(in thousands)
FOUR QUARTERS ROLLING
New	132	4,526	-8.3%	-1.2%	57	$15,072	$3.33
Renewal	159	7,485	-0.9%	6.9%	46	7,934	1.06
Development and redevelopment	7	1,596	N/A	N/A	89	N/A	N/A

Total/Weighted Average	298	13,607	-2.5%	5.2%	55	$23,006	$1.91

Weighted Average Retention	69.3%

FIRST QUARTER 2013
New	27	571	-6.1%	-0.2%	56	$2,427	$4.25
Renewal	40	873	-0.8%	7.2%	39	1,240	1.42
Development and redevelopment	0	—	N/A	N/A	N/A	N/A	N/A

Total/Weighted Average	67	1,444	-1.9%	6.0%	45	$3,667	$2.54

Weighted Average Retention	46.0%

Lease Expirations for Consolidated Properties as of March 31, 2013(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2013(4)	5,822	$26,287	10.6%
2014	10,101	41,518	16.8%
2015	9,306	38,912	15.7%
2016	7,981	36,746	14.8%
2017	8,073	33,598	13.6%
Thereafter	13,703	70,733	28.5%

Total occupied	54,986	$247,794	100.0%

Available or leased but not occupied	5,264

Total consolidated properties	60,250

(1)	Excludes month-to-month leases.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent changes.
(4)	Includes month-to-month leases.

First Quarter 2013 Supplemental Reporting Package	Page 9

Acquisition and Disposition Summary

For the Three Months Ended March 31, 2013

	Property Name	Market	Size	Occupancy at Acquisition/ Disposition	Occupancy at March 31, 2013
			(in sq. ft)
ACQUISITIONS:
March	Painter Avenue (two buildings)	Southern California	221,000	100.0%	100.0%
March	1375 Sampson Ave	Southern California	125,000	100.0%	100.0%
March	Johnson Road (two buildings)	Atlanta	154,000	81.3%	81.3%

Total YTD Purchase Price—$35.8 million			500,000	94.2%	94.2%

DISPOSITIONS:
January	Memphis Trade Center	Memphis	1,039,000	74.1%	N/A
January	100 Interstate South	Atlanta	578,000	76.2%	N/A
March	Trade Point III	Louisville	221,000	100.0%	N/A

Total YTD Sales Price—$50.5 million			1,838,000	77.9%

First Quarter 2013 Supplemental Reporting Package	Page 10

Development Overview

As of March 31, 2013

						Costs Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percent Owned	Q1-2013	Cumulative at 3/31/13	Projected Investment	Completion Date	Percentage Leased
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Consolidated Development Activities:
Stabilized In Q1 2013
Northwest 8 Distribution Center	Houston	16	1	267	100%	$1,456	$13,241	$13,238	Q3-2012	100%
Dulles Summit Distribution Building E	Baltimore/ Wash D.C	6	1	76	100%	106	6,515	7,123	Q3-2012	100%

		22	2	343	100%	1,562	19,756	20,361		100%

Projected Stabilized Yield(1)		9.4%

Projects Under Development
Development Projects in Lease Up
DCT 55	Chicago	33	1	604	100%	(384)	23,009	27,917	Q4-2012	0%
DCT Commerce Center at Pan American West (Building A)	Miami	7	1	168	100%	598	13,850	14,594	Q1-2013	89%

		40	2	772	100%	214	36,859	42,511		19%

Under Construction
DCT Commerce Center at Pan American West (Building B)	Miami	7	1	167	100%	2,711	10,482	13,278	Q2-2013	74%
Slover Logistics Center I	So. California	28	1	652	100%	2,423	18,715	36,725	Q4-2013	100%
DCT Airtex Industrial Center	Houston	13	1	267	100%	3,288	6,499	14,678	Q3-2013	0%
Rockdale Distribution Center – Expansion	Nashville	15	Expansion	225	100%	1,367	3,382	8,093	Q3-2013	100%
DCT Beltway Tanner Business Park	Houston	11	1	136	100%	1,082	4,725	15,395	Q3-2013	0%

		74	4	1,447	100%	10,871	43,803	88,169		69%

Projects Under Development		114	6	2,219	100%	$11,085	$80,662	$130,680		52%

Projected Stabilized Yield—Projects under development(1)		7.5%

Build to Suit for Sale
Dulles Summit Outparcels	Baltimore/ Wash D.C.	5	1	61	50%	$6,139	$7,247	$7,429	Q2-2013	N/A
8th & Vineyard A	So. California	6	1	130	91%	108	1,999	8,960	Q4-2013	N/A

		11	2	191	72%	$6,247	$9,246	$16,389

Pre-Development
8th & Vineyard B	So. California	4			91%	121	1,309
8th & Vineyard C	So. California	9			91%	93	2,929
DCT White River Corp. Center I	Seattle	30			100%	2,364	10,627
DCT White River Corp. Center II	Seattle	17			100%	1,681	7,179
Slover Logistics Center II	So. California	28			100%	435	15,077
DCT Rialto Logistics Ctr.	So. California	42			100%	425	19,889
DCT River West	Atlanta	47			100%	185	3,317
DCT Sumner S. Distribution Center	Seattle	9			100%	231	3,101

		186				$5,535	$63,428

(1)	Computed with rents on a straight-line basis.

First Quarter 2013 Supplemental Reporting Package	Page 11

Indebtedness

(dollar amounts in thousands)

As of March 31, 2013

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of March 31, 2013
SENIOR UNSECURED NOTES:
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2015 Notes, variable rate(1)	1.85%	1.85%	February 2015	175,000
2016 Notes, fixed rate	4.90%	4.89%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2018 Notes, variable rate(1)	1.85%	1.85%	February 2018	225,000
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate	5.57%	5.57%	August 2023	35,000

				$1,075,000

MORTGAGE NOTES:
Fixed rate secured debt (4)	5.80%	5.19%	April 2013 - August 2025	310,939
Premiums (discounts), net of amortization				6,765

				$317,704

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility(2)	1.60%	1.60%	February 2017	50,000

Total carrying value of consolidated debt				$1,442,704

Fixed rate debt	5.57%	5.73%		69%
Variable rate debt	1.83%	1.83%		31%

Weighted average interest rate	4.40%	4.50%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional joint ventures				$10,670
SCLA				34,950

				$45,620

Scheduled Principal Payments of Debt as of March 31, 2013 (excluding premiums and discounts)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2013	$—	$31,808	$—	$31,808
2014	50,000	11,288	—	61,288
2015	175,000	49,817	—	224,817
2016	139,000	61,012	—	200,012
2017	51,000	11,586	50,000	112,586
2018	306,500	6,221	—	312,721
2019	46,000	50,819	—	96,819
2020	50,000	64,847	—	114,847
2021	92,500	18,256	—	110,756
2022	130,000	3,073	—	133,073
Thereafter	35,000	2,212	—	37,212

Total	$1,075,000	$310,939	$50,000	$1,435,939

(1)	The $175 million and $225 million term loan facilities bear interest at either 0.55% to 1.10% over prime or 1.55% to 2.10% over LIBOR, per annum at our election, depending on our leverage ratio.
(2)

The $300 million senior unsecured revolving credit facility expires on February 20, 2017 and bears interest at either 0.35% to 0.80% over prime or 1.35% to 1.80% over LIBOR, per annum at our election, depending upon our leverage ratio. There was $250.0 million available under the unsecured revolving credit facility as of March 31, 2013.

(3)	Based on our ownership share as of March 31, 2013.
(4)	Excludes $0.4 million mortgage on assets held for sale

First Quarter 2013 Supplemental Reporting Package	Page 12

Capitalization and Fixed Charge Coverage

(unaudited, dollar amounts in thousands, except share price)

Capitalization at March 31, 2013

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	284,695	$7.40	$2,106,743
Operating partnership units outstanding	19,069	$7.40	141,111

Total equity market capitalization			2,247,854

Consolidated debt			1,442,704
Less: Noncontrolling interests’ share of consolidated debt(2)			(6,070)
Proportionate share of debt related to unconsolidated joint ventures			45,620

DCT share of total debt			1,482,254

Total market capitalization			$3,730,108

DCT share of total debt to total market capitalization			39.7%

Fixed Charge Coverage

	Three Months Ended March 31,
	2013	2012
Net income (loss) attributable to common stockholders(3)	$1,279	$(6,004)
Interest expense	16,860	17,028
Proportionate share of interest expense from unconsolidated joint ventures	445	737
Real estate related depreciation and amortization	32,690	32,166
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,489	2,321
Income tax (benefit) expense and other taxes	109	268
Stock-based compensation amortization	1,072	980
Noncontrolling interests	357	(826)
Non-FFO gains on dispositions of real estate interests	(2,877)	(88)

Adjusted EBITDA	$51,424	$46,582

CALCULATION OF FIXED CHARGES
Interest expense	$16,860	$17,028
Capitalized interest	2,044	693
Amortization of loan costs and debt premium/discount	(46)	(282)
Other non-cash interest	(1,000)	(251)
Proportionate share of interest expense from unconsolidated joint ventures	445	737

Total fixed charges	$18,303	$17,925

Fixed charge coverage	2.8	2.6

(1)	Excludes 1.5 million unvested Long-Term Incentive Plan Units, 0.5 million shares of unvested Restricted Stock and 0.1 million unvested Phantom Shares outstanding as of March 31, 2013.
(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.

First Quarter 2013 Supplemental Reporting Package	Page 13

Investment in Unconsolidated Ventures Summary

(unaudited, dollar amounts in thousands)

Statements of Operations & Other Data

	For the Three Months Ended March 31, 2013
	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan	IDI/DCT	IDI/DCT Buford	Stirling Capital Investments
Total rental revenues	$3,371	$1,920	$672	$4,714	$536	$—	$2,951
Rental expenses and real estate taxes	(1,092)	(547)	(180)	(1,460)	(230)	(9)	(458)

Net operating income	2,279	1,373	492	3,254	306	(9)	2,493

Depreciation and amortization	(1,704)	(790)	(234)	(2,454)	(417)	—	(1,231)
General and administrative	(19)	—	—	(184)	(1)	—	(272)

Total expenses	(2,815)	(1,337)	(414)	(4,098)	(648)	(9)	(1,961)
Interest expense	(1,713)	(809)	(162)	—	(160)	—	(876)
Interest and other income (expense)	(4,238)	(3)	(4)	(1)	(87)	—	(25)

Net income (loss)	$(5,395)	$(229)	$92	$615	$(359)	$(9)	$89

Other Data:
Number of buildings	14	5	4	13	3	—	6
Square feet (in thousands)	3,560	1,744	736	4,604	1,423	—	2,161
Occupancy	82.7%	95.7%	100.0%	84.3%	44.8%	0.0%	98.8%
DCT Ownership	3.6%	11.4%	10.0%	20.0%	50.0%	75.0%	50.0	%(1)

Balance Sheets

	As of March 31, 2013
	TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan	IDI/DCT		IDI/DCT Buford	Stirling Capital Investments
Total investment in properties	$204,851		$91,504		$25,380		$276,249	$55,644		$6,622	$110,879
Accumulated depreciation and amortization	(51,165)		(20,658)		(5,272)		(54,978)	(4,816)		—	(13,323)

Net investment in properties	153,686		70,846		20,108		221,271	50,828		6,622	97,556
Cash and cash equivalents	633		907		336		1,971	764		1	880
Other assets	4,246		1,966		294		5,575	932		4	3,857

Total assets	$158,565		$73,719		$20,738		$228,817	$52,524		$6,627	$102,293

Other liabilities	$4,197		1,561		506		4,508	404		30	1,140
Secured debt maturities – 2013	—		—		—		—	16,675	(5)	—	—
Secured debt maturities – 2014	—		39,725	(3)	—		—	—		—	—
Secured debt maturities – 2015	31,344	(2)	9,938	(3)	—		—	—		—	—
Secured debt maturities – 2016	—		—		8,394	(4)	—	—		—	—
Secured debt maturities thereafter	85,000	(2)	—		—		—	—		—	82,764	(6)

Total secured debt	116,344		49,663		8,394		—	16,675		—	82,764

Total liabilities	120,541		51,224		8,900		4,508	17,079		30	83,904
Partners or members’ capital	38,024		22,495		11,838		224,309	35,445		6,597	18,389

Total liabilities and Partners or members’ capital	$158,565		$73,719		$20,738		$228,817	$52,524		$6,627	$102,293

(1)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(2)

$85.0 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $31.3 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(3)

$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $9.9 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$8.4 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.
(5)	$16.7 million of debt requires interest only payments through October 2013 and has a variable interest rate of LIBOR plus 3.25%. DCT does not have any obligation under this debt.
(6)

$69.9 million of debt requires interest only payments through October 2017 and has a variable interest rate of LIBOR plus 2.2%. $12.9 million of debt is payable to DCT and requires principal and interest payments through June 2022 and has a fixed rate of 8.5%.

First Quarter 2013 Supplemental Reporting Package	Page 14

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net loss attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses, loss on business combinations, noncontrolling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains. We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building and land improvements, development costs and acquisition capital, tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses on properties which are not depreciable. We believe that FFO excluding severance, acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease. New leases where there were no prior comparable leases, due to extended downtime or materially different lease structures, are excluded.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

First Quarter 2013 Supplemental Reporting Package	Page 15

Definitions

(continued)

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty gains, impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance (in thousands).

	Three Months Ended March 31,
	2013	2012
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(1,859)	$(7,890)
Income tax expense (benefit) and other taxes	109	268
Interest and other (income) expense	(162)	(197)
Interest expense	16,860	16,930
Equity in (earnings) loss of unconsolidated joint ventures, net	(391)	854
General and administrative	6,420	5,784
Real estate related depreciation and amortization	32,615	29,602
Development profits	(268)	—
Casualty gains	(59)	(83)
Institutional capital management and other fees	(812)	(1,055)

Total GAAP net operating income	52,453	44,213
Less net operating income—non-same store properties	(5,618)	244

Same store GAAP net operating income	46,835	44,457
Less revenue from lease terminations	(115)	(105)

Same store GAAP net operating income, excluding revenue from lease terminations	46,720	44,352
Less straight-line rents, net of related bad debt expense	(745)	(1,849)
Less amortization of above/(below) market rents	(282)	(183)

Same store cash net operating income, excluding revenue from lease terminations	$45,693	$42,320

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation):

Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet)—(square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties Held for Sale that have been owned and stabilized for the entire current and prior periods presented.

First Quarter 2013 Supplemental Reporting Package	Page 16

Definitions

(continued)

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented. A reconciliation of NOI and cash NOI by period is provided below; amounts are not restated for current period discontinued operations (in thousands).

	Consolidated operating data, as previously reported, for the three months ended:
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(6,916)	$(6,850)	$(4,645)	$(2,183)	$(1,859)
Income tax expense (benefit) and other taxes	268	287	68	94	109
Interest and other (income) expense	(197)	37	(194)	62	(162)
Interest expense	17,028	17,540	17,299	17,504	16,860
Equity in (earnings) loss of unconsolidated joint ventures, net	854	(430)	(1,208)	(303)	(391)
General and administrative	5,785	6,513	6,838	6,928	6,420
Real estate related depreciation and amortization	32,139	30,747	30,862	30,984	32,615
Development profits, net of tax	—	—	—	(307)	(268)
Casualty gains	(155)	(57)	—	(1,413)	(59)
Institutional capital management and other fees	(1,055)	(1,151)	(937)	(916)	(812)

Total GAAP net operating income	47,751	46,636	48,083	50,450	52,453
Less net operating income—non-same store properties	(4,430)	(2,232)	(4,038)	(4,471)	(5,618)

Same store GAAP net operating income	43,321	44,404	44,045	45,979	46,835
Less revenue from lease terminations	(73)	(110)	(186)	(94)	(115)

Same store GAAP net operating income, excluding revenue from lease terminations	43,248	44,294	43,859	45,885	46,720
Less straight-line rents, net of related bad debt expense	(1,078)	(799)	(1,059)	(997)	(745)
Less amortization of above/(below) market rents	(142)	(83)	(91)	(225)	(282)

Same store cash net operating income, excluding revenue from lease terminations	$42,028	$43,412	$42,709	$44,663	$45,693

	Consolidated operating data, as previously reported, for the three months ended:
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(10,388)	$(10,596)	$(9,822)	$(4,872)	$(7,890)
Income tax expense (benefit) and other taxes	40	121	(56)	38	268
Interest and other (income) expense	(85)	(13)	356	53	(197)
Interest expense	15,511	13,955	16,515	17,247	16,930
Equity in loss of unconsolidated joint ventures, net	1,357	1,126	967	(894)	854
General and administrative	7,056	7,063	6,346	5,460	5,784
Real estate related depreciation and amortization	29,846	29,615	30,495	28,454	29,602
Impairment losses on investments in unconsolidated joint ventures	—	1,934	—	19	—
Casualty gains	—	—	—	(33)	(83)
Institutional capital management and other fees	(1,019)	(1,129)	(1,004)	(1,138)	(1,055)

Total GAAP net operating income	42,318	42,076	43,797	44,334	44,213
Less net operating (income) loss—non-same store properties	(579)	829	(845)	(397)	244

Same store GAAP net operating income	41,739	42,905	42,952	43,937	44,457
Less revenue from lease terminations	(54)	(128)	(246)	(179)	(105)

Same store GAAP net operating income, excluding revenue from lease terminations	41,685	42,777	42,706	43,758	44,352
Less straight-line rents, net of related bad debt expense	(3,014)	(1,855)	(1,657)	(2,435)	(1,849)
Less amortization of above/(below) market rents	(115)	(85)	(102)	(201)	(183)

Same store cash net operating income, excluding revenue from lease terminations	$38,556	$40,837	$40,947	$41,122	$42,320

Change in GAAP same store NOI	3.8%	3.5%	2.7%	4.9%	5.3%

Change in cash same store NOI	9.0%	6.3%	4.3%	8.6%	8.0%

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield – Under Construction (Projected):

Calculated as projected stabilized Net Operating Income divided by total projected investment.

First Quarter 2013 Supplemental Reporting Package	Page 17